SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.


                                FORM 8-K


                             CURRENT REPORT


                 Pursuant to Section 10 or 15(d) of the
                     Securities Exchange Act of 1934



                              JULY 31, 2003
                              -------------
            Date of Report (date of earliest event reported)


                        HOST AMERICA CORPORATION
                        ------------------------
         (Exact Name of Registrant as Specified in its Charter)


         COLORADO                0-16196                 06-1168423
----------------------------  ------------         ----------------------
(State or Other Jurisdiction   (Commission             (IRS Employer
      of Incorporation        File Number)         Identification Number)


                              TWO BROADWAY
                       HAMDEN, CONNECTICUT  06518
                       --------------------------
                 (Address of Principal Executive Offices
                           Including Zip Code)


                             (203) 248-4100
                             --------------
                     (Registrant's telephone number,
                          including area code)


                             NOT APPLICABLE
                             --------------
      (Former name or former address, if changed since last report)

Item 1.   Changes in Control of Registrant
          --------------------------------

          N/A

Item 2.   Acquisition or Disposition of Assets
          ------------------------------------

          N/A

Item 3.   Bankruptcy or Receivership
          --------------------------

          N/A

Item 4.   Changes in Registrant's Certifying Accountants
          ----------------------------------------------

          N/A

Item 5.   Material Events
          ---------------

          On July 31, 2003, the Registrant entered into a Modification and Reaffirmation Agreement with Webster Bank (the "Agreement"), modifying the First Amended and Restated Commercial Loan and Security Agreement dated April 5, 2002. Pursuant to the Agreement, Webster Bank has agreed to extend the maturity date of the Registrant's line of credit and term note to July 1, 2004. In addition, Webster Bank has agreed to restore the Registrant's ability to draw standby letters of credit, in an aggregate amount not to exceed $143,550, as collateral on performance bonds for certain senior feeding programs. The Registrant has agreed to pay Webster Bank a fee of two percent (2%) per annum of the face amount of each letter of credit upon issuance by Webster Bank.

          The Agreement modifies the interest rate on the term note from 9.77% to a variable rate of Prime plus 1.5%.

Item 6.   Resignations of Registrant's Directors
          --------------------------------------

          N/A

Item 7.   Financial Statements and Exhibits
          ---------------------------------

          (c)  Exhibits

               10.48 Modification and Reaffirmation Agreement with Webster Bank dated July 31, 2003.

               99.1      Press Release dated August 5, 2003.

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
Item 8.   Change in Fiscal Year
          ---------------------

          N/A

Item 9.   Regulation FD Disclosure
          ------------------------

          N/A

Item 10.  Amendments/Waivers to the Registrant's Code of Ethics
          -----------------------------------------------------

          N/A

Item 11.  Temporary Suspension of Trading Under Registrant's Employee
          -----------------------------------------------------------
          Benefit Plans
          -------------

          N/A

Item 12.  Results of Operations and Financial Conditions
          ----------------------------------------------

          N/A

Item 13.  Receipt of an Attorney's Written Notice Pursuant to
          ---------------------------------------------------
          17 CFR 205.3(d)
          ---------------

          N/A

                               SIGNATURES
                               ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   HOST AMERICA CORPORATION


Dated:  August 6, 2003             By: /s/ David J. Murphy
                                      ---------------------------
                                      David J. Murphy
                                      Chief Financial Officer









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